UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 23, 2006

Propex Fabrics Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-122829	36-2692811
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

260 The Bluffs, Austell, Georgia 30168

(Address of Principal Executive Offices)

(770) 941-1711

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01. Regulation FD Disclosure.

In accordance with General Instruction B. 2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On January 23, 2006, Propex Fabrics Inc. (“the Company”) announced that it will hold a telephone conference call on Tuesday, January 24, 2006 at 10:00 AM Eastern Time to provide information regarding the Company’s proposed acquisition of SI Concrete Systems Corporation and SI Geosolutions Corporation. The related press release is furnished as Exhibit 99.1 to this report.

Item 9.01(c). Exhibits.

Exhibit 99.1	Press Release of Propex Fabrics Inc., dated January 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPEX FABRICS INC.
(REGISTRANT)

Date: January 23, 2006	By:	/s/ PHILIP D. BARNES
Philip D. Barnes
Chief Financial Officer

Exhibit Index

Exhibit No.
Exhibit 99.1	Press Release of Propex Fabrics Inc., dated January 23, 2006.